As filed with the SEC on April 7, 2026 .	Registration Nos. 333-253942
811-07040
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 6	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 8	☑

(Check appropriate box or boxes.)

PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
800-778-2255
(Address and telephone number of principal executive offices)
_____________

Pruco Life Insurance Company
C/O CT Corporation System
3800 North Central Avenue, Suite 460
Phoenix, Arizona 85012
(Name and address of agent for service)

Copies to:
Christopher J. Madin
Vice President and Corporate Counsel
Pruco Life Insurance Company
280 Trumbull Street
Hartford, Connecticut 06103
_____________

Approximate Date of Proposed Public Offering: ___

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of rule 485
☑ on May 1, 2026 pursuant to paragraph (b) of rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of rule 485
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:
☐ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PROSPECTUS
May 1, 2026

PRUviderSM Variable Appreciable Life®
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE LIFE INSURANCE CONTRACT ISSUED BY:

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: 800-778-2255

The PRUviderSM Variable Appreciable Life® Contract was offered from November 12, 1992 through April 30, 1999, under form number VAL-DR-105, subject to state availability. A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left-hand corner of the first page of your Contract.
As of May 1, 1999, Pruco Life Insurance Company no longer offered this Contract for sale.

This prospectus describes the PRUviderSM Variable Appreciable Life® Contract (the “Contract”) that was offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”), a stock life insurance company. Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”).
Please read this prospectus for your PRUviderSM Variable Appreciable Life® Contract and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus.
You (the “Contract Owner”) may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life PRUvider Variable Appreciable Account (the “Account”). The Account offers two Variable Investment Options, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”):

•PSF PGIM 50/50 Balanced Portfolio	• PSF PGIM Flexible Managed Portfolio
You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, referred to as the "fixed investment option" in your Contract, which pays a guaranteed interest rate.

In compliance with U.S. law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money. An investment in PRUviderSM Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.
PRUvider is a service mark of Prudential.
Appreciable Life is a registered mark of Prudential.

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KEY INFORMATION
Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges For Early Withdrawals
You may withdraw a portion of the Contract's excess Cash Surrender Value without being assessed a surrender charge. However, if your Contract lapses or you take a partial surrender within the first 10 Contract Years, we may assess a surrender charge. The maximum surrender charge is set forth in your Contract and ranges from $7.78 to $37.50 per $1,000 of Face Amount. The maximum charge on a partial surrender that reduces the Face Amount by $10,000 is $375.00. For more information on early withdrawals, please refer to the Surrender Charge subsection of this prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include sales charges on premiums paid under the Contract, administrative charges (to cover local, state, and federal taxes, and other charges that are based on premiums), transfer fees, withdrawal fees, and fees for decreases in the Basic Insurance Amount. For more information on transaction charges, please refer to the FEE TABLE and CHARGES AND EXPENSES sections of this prospectus.

Ongoing Fees And Expenses
In addition to a surrender charge and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Contract and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Contract Owners will also bear expenses associated with the Funds under the Contract, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses	0.58%	0.62%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX A, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Contract. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.
Not a Short-Term Investment
The Contract is not a short-term investment and may not be appropriate if you need ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

Risks Associated With Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. For more information on the Funds, please refer to the The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Pruco Life. Any obligations (including under the Fixed Rate Option), guarantees, or benefits are subject to the claims-paying ability of Pruco Life. More information about Pruco Life, including its financial strength ratings, is available upon request and at www.Investor.Prudential.com/Ratings. For more information please refer to the GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

Contract Lapse
If a Scheduled Premium is not paid, and the Contract Fund is less than the Tabular Contract Fund value, the Contract will go into default. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse. If the Contract has lapsed it may still provide some benefits.
A Contract that lapses may be reinstated within five years from the date of default upon the completion of certain conditions, including the submission of certain payments sufficient to bring the Contract up to date, plus a premium to cover all charges and deductions for three months from the date of reinstatement.
For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

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RESTRICTIONS
Investments
You may, up to four times each Contract Year, transfer amounts among the Variable Investment Options. Additional transfers may be made only with our consent. Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount per Contract Year you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
Transfers may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax or website.
We reserve the right to remove or substitute Variable Investment Options.
For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus and APPENDIX A.

Optional Benefits
As a Contract Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “rider” to the Contract. Riders are generally only available at Contract issuance, unless noted otherwise.
Rider benefits will no longer be available if the Contract lapses or is surrendered for its Cash Surrender Value. Some riders may not be available in conjunction with other riders and other restrictions may apply. Investment options will be restricted if certain riders are exercised. Some riders described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX B , which is part of the prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. For more information on optional benefits under the Contract, please refer to the RIDERS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan. Withdrawals may be subject to ordinary income tax and a 10% additional tax. For more information on tax implications relating to Contract investments, please refer to the TAXES section of this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.
For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a contract in place of the one you already own. You should only exchange your existing life insurance contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the contract, rather than continue to own your existing contract.
For more information on exchanges, please refer to the paragraph titled Replacement Of a Contract in the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

OVERVIEW OF THE CONTRACT
The following summaries provide a brief overview of the more significant aspects of the Contract. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Contract.
Brief Description Of the Contract
PRUviderSM Variable Appreciable Life® Insurance is a form of flexible premium variable life insurance. A Death Benefit is paid upon the death of the insured person. Current Contract Owners may submit premium payments and transfer Contract values among investment options, subject to the Contract and as described in this prospectus. This Contract is designed for Contract Owners seeking benefits on a long-term basis and as such is not appropriate as a short-term investment or savings vehicle. Contract Owners should consider whether this Contract meets their financial goals, liquidity needs and investment time horizon. Clients seeking information regarding their particular investment needs should contact a financial professional.
Some Contract forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX B for state availability and a description of all material variations to features and riders that differ from the description contained in the prospectus. Some Contract forms, features, and/ or Variable Investment Options described in this prospectus may not be available through all brokers. The Contract form number for this Contract is VAL-DR-105. A state and/or

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other code may follow the form number. Your Contract’s form number is located in the lower left hand corner of the first page of your Contract.
Premiums
The Contract offers flexibility in paying premiums. With certain exceptions, you choose the timing and the amount of premium payments. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the Death Benefit will be paid upon the death of the insured. Your Contract will not lapse even if investment experience is so unfavorable that the Contract Fund value drops to zero. Payment of insufficient premiums, however, may result in a lapse of the Contract. Furthermore, under certain circumstances we reserve the right to refuse to accept premium payments.
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the $2 premium processing charge and the premium-based administrative charge from the initial premium. During the 10-day period following your receipt of the Contract, the remainder of the initial premium and any other net premium is allocated to the designated money market investment option available with your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the money market investment option. After the 10th day, these funds, adjusted for any investment results, are transferred out of the money market investment option and allocated according to your current premium allocation. The transfer from the money market investment option on the 10th day following receipt of the Contract does not count as one of your four annual transfers.
Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at our Service Office. Allocation changes may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website.
Contract Features
Death Benefit - The Death Benefit will vary with investment performance. The Death Benefit will generally be equal to the Face Amount plus the amount, if any, by which the Contract Fund value exceeds the applicable Tabular Contract Fund value for the Contract. Each Contract contains a table that sets forth the Tabular Contract Fund value as of the end of each of the first 20 years of the Contract.
Investment Choices - You may choose to allocate your net premiums and earnings to one or both of the available Variable Investment Options or our Fixed Rate Option. You may change the way in which subsequent premiums are allocated. You may transfer money among your investment choices, subject to restrictions. Information about each Variable Investment Option available under the Contract is provided in APPENDIX A.
The Contract Fund – Your net premiums paid into the Contract are held in the Contract Fund, the value of which changes daily reflecting: (1) increases or decreases in the value of the Funds; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect monthly deductions and any withdrawals or accelerated benefits.
Death Benefit Protection – The Contract includes a Death Benefit Guarantee, which provides a conditional guarantee that can keep your Contract in effect regardless of investment performance or Contract Fund value. If Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero. Even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.
Riders – Contract Owners may be eligible to select extra benefits called riders, listed below. The charges associated with each rider are presented in the FEE TABLE. These optional insurance benefits are referenced herein as “riders” to the Contract. Except for the Living Needs BenefitSM Rider, all riders are only available at Contract issuance. Riders include:
•Accidental Death and Dismemberment Benefit Rider: Provides a benefit amount that is payable if the insured’s death or dismemberment is accidental.
•Children Level Term Rider: Provides level term life insurance coverage on the life of the insured’s covered children.
•Disability Benefit Rider: Pays the Scheduled Premiums into the Contract if the insured is totally disabled.
• Living Needs Benefit SM Rider: Provides an early payment of all of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.
•Option To Purchase Additional Insurance Rider: Provides the option to purchase more insurance on the insured's life without having to prove insurability.
•Term Insurance Benefit Rider on the Life of the Insured: Provides decreasing term life insurance coverage on the life of the insured.
•Term Insurance Benefit Rider on the Life of the Insured's Spouse: Provides decreasing term life insurance coverage on the life of the insured’s spouse.

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Loans – You may borrow money from us using your Contract as security for the loan. The minimum loan amount you may borrow is generally $200. Interest charges will apply.
Withdrawals – Under certain circumstances and limitations, you may withdraw a part of the Contract’s Cash Surrender Value without surrendering the Contract. Charges may apply.
Surrendering the Contract – A Contract may be surrendered for its Cash Surrender Value while the insured is living. A Surrender charge may apply.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Your Contract’s data pages will provide information about the specific fees you will pay each year based on the options you have elected. For more information please refer to the CHARGES AND EXPENSES section in this prospectus.
The first table describes the maximum fees and expenses that you will pay at the time that you buy the Contract and pay premiums, surrender or make withdrawals from the Contract, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Premium Processing Charge Charge per premium payment	Deducted from premium payments.	$2
Premium-Based Administrative Charge Charge for state and federal premium taxes and other charges that are based on premiums	Deducted from premium payments.	7.5%(3)
Surrender Charge(1)
Contingent Deferred Sales Charge
percentage of the first year's primary annual premium
––––––––––––
Contingent Deferred Administrative Charge
per $1,000 of Face Amount
––––––––––––
Initial surrender charge for a representative Contract Owner.(2)
	Upon lapse or surrender.	50% –––––––––––– $5 –––––––––––– $319.25
Withdrawal fee	Upon withdrawal.	$15
Living Needs BenefitSM Rider fee	When benefit is paid.	$150
(1) A Surrender charge varies by Issue Age and reduces daily until disappearing entirely on the 10th Contract Anniversary.
(2) Representative insured is female, age 39, preferred nonsmoker underwriting class, no riders.
(3) The Premium-Based Administrative Charge varies by state.
The next table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Mortality Charge Minimum and maximum charge per $1,000 of the Net Amount At Risk –––––––––––– Initial charge for a representative Contract Owner.(4)	Monthly	From $0.06 to $83.34(1)(2)(3) –––––––––––– $4.12
Administrative Charge For Face Amount
Minimum and maximum charge per $1,000 of Face Amount plus a flat fee
––––––––––––
Plus an extra charge per $1,000 of Face Amount for Contracts with a Face Amount under $10,000
––––––––––––
Initial charge for a representative Contract Owner(4)
	Monthly	$0.07 to $0.19 plus $6(2)(7) –––––––––––– $0.30 –––––––––––– $4.75 plus $6
Monthly Sales Charge A percentage of the Primary Annual Premium	Monthly	0.5%(2)(7)
Death Benefit Guarantee Charge Maximum charge per $1,000 of Face Amount	Monthly	0.01(2)(7)

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Mortality And Expense Risk Charge A percentage of assets in Variable Investment Options	Daily	0.90%(5)
Additional Mortality Charge For Certain Risks Flat extra per $1,000 of Face Amount	Monthly	From $0.10 to $2.08(2)(6)
Net Interest On Loans	Annually	1.50%
Optional Benefits Charges:
Accidental Death And Dismemberment Benefit Rider Minimum and maximum charge per $1,000 of the coverage amount –––––––––––– Initial charge for a representative Contract Owner(4)	Monthly	$0.0368 to $0.7748 –––––––––––– $1.59
Children Level Term Rider Charge per $1,000 of the coverage amount	Monthly	$0.412
Disability Benefit Rider Minimum and Maximum charge per $1,000 of the coverage amount –––––––––––– Initial charge for a representative Contract Owner(4)	Monthly	$0.0128 to $0.32 –––––––––––– $1.74
Option To Purchase Additional Insurance Rider Minimum and Maximum charge per $1,000 of coverage amount –––––––––––– Initial charge for a representative Contract Owner(4)	Monthly	$0.06 to $0.4984 –––––––––––– $7.18
Term Insurance Benefit Rider On the Life Of the Insured Minimum and Maximum charge per $1,000 of coverage amount –––––––––––– Initial charge for a representative Contract Owner(4)	Monthly	$0.1388 to $3.0428 –––––––––––– $6.89
Term Insurance Benefit Rider On the Life Of the Insured's Spouse Minimum and Maximum charge per $1,000 of coverage amount –––––––––––– Initial charge for a representative Contract Owner(4)	Monthly	$0.1480 to $3.1492 –––––––––––– $9.01
(1)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Face Amount, and Contract duration.
(2)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.
(3)The highest Mortality rate is for an insured who is a male/female age 99.
(4)Representative insured is female, age 39, preferred nonsmoker underwriting class, no riders.
(5)The daily charge is based on the effective annual rate shown.
(6)The amount and duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk.
(7)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Additional information for the Funds available under the Contract, including their annual expenses, may be found in APPENDIX A.

Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.58%	0.62%

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Contract Values Are Not Guaranteed – The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Contract Fund values are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.
The Variable Investment Options – The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return.
The Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each Variable Investment Option has its own investment objective, strategy, and associated risks, which are described in the Variable Investment Option prospectus. Before allocating net premium to a Variable Investment Option, you should read the current Fund prospectus. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds. You bear the investment risk that the Funds may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options.
Increase In Charges – In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may apply under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge.
Not a Short-Term Savings Vehicle – The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Contract Lapse – On each Monthly Date we determine the value of your Contract Fund. The Contract is in default if a Scheduled Premium is not paid, and the Contract Fund is less than the value of the Tabular Contract Fund values shown in your Contract. Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charge. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse, which could cause you to lose your insurance coverage.
Taking Withdrawals – Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Taking a withdrawal may prevent any Death Benefit guarantees from protecting your Contract from lapsing. In addition, a withdrawal from your Contract may have tax consequences.
Taking a Contract Loan – Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. When a loan is made, an amount equal to the loan proceeds is transferred out of the investment options and does not participate in any investment return until a loan repayment is made. Taking a Contract loan will prevent any Death Benefit guarantees from protecting your Contract from lapsing. The longer a loan remains outstanding the greater the potential negative impact on the Contract Fund. In addition, a loan from your Contract may have tax consequences.
Surrender Of the Contract – We deduct a surrender charge from the surrender proceeds. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. A surrender of your Contract may have tax consequences.
Potential Federal Tax Consequences – Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. We reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance for federal tax purposes. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Current tax law generally excludes Death Benefits from the gross income of the beneficiary of a life insurance contract. However, the Death Benefit paid to the beneficiary could be subject to income tax in certain instances, such as if the Contract was previously transferred in a reportable policy sale. Your Death Benefit may also be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the definition of a Modified Endowment Contract under Section 7702A of the Internal Revenue Code. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount is made (or a rider is removed). Under current tax law, pre-death distributions, including loans and assignments, are taxed less favorably (on a gain-first basis) under Modified Endowment Contracts. Death Benefit payments under Modified Endowment Contracts, however, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.

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Replacement Of a Contract – The replacement of life insurance is generally not in your best interest. If you are considering replacing a contract, you should compare the benefits and costs of your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.
Our Ability To Pay Benefits – All insurance benefits, including the Death Benefit, and all guarantees, including those related to the Fixed Rate Option, are general account obligations that are subject to the financial strength and claims paying ability of Pruco Life.
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
Pruco Life Insurance Company
Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.
The Pruco Life PRUvider Variable Appreciable Account
We have established a Separate Account, the Pruco Life PRUvider Variable Appreciable Account (the “Account”or the “Registrant”), to hold the assets that are associated with the Contracts. The Account was established on July 10, 1992 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business we conduct. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations. Guarantees and benefits within the Contract are subject to our claims paying ability.
There are currently two Variable Investment Options within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. We may add additional Variable Investment Options in the future. You may invest in one or a combination of the available Variable Investment Options. When you choose a Variable Investment Option, we purchase shares of the corresponding Fund. We hold these shares in the Account.
The Funds
The Series Fund is registered under the Investment Company Act of 1940 as an open‑end diversified management investment company. Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts. On October 31, 1986, the Pruco Life Series Fund, Inc, an open‑end diversified management investment company, which sold its shares only to Separate Accounts of ours and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into The Prudential Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.
The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.
This Contract offers only Funds managed by PGIM Investments LLC, an affiliated company of Pruco Life (“Affiliated Funds”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Fund’s description in the tables in APPENDIX A, each Fund has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. See Service Fees Payable To Pruco Life for more information about fees and payments we may receive

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from the Funds and/or their affiliates. Pruco Life has selected the Funds for inclusion as investment options under this Contract in Pruco Life’s role as issuer of this Contract. We may remove or add additional Variable Investment Options in the future. We may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract. PGIM Investments LLC serves as the investment manager for the Series Fund.
The investment management agreements for The Series Fund provides that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
Information regarding each Fund, including (i) its name; (ii) its type; (iii) its Investment Manager(s) and subadviser(s); (iv) current expense; and (v) performance, is available in APPENDIX A. Each Fund has issued its own separate prospectus that contains more detailed information about the Fund. The Funds’ prospectuses and statements of additional information are available at www.Prudential.com/eProspectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. Please refer to the tables in APPENDIX A to see which Variable Investment Options you may choose.
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(a)changes in state insurance law;
(b)changes in federal income tax law;
(c)changes in the investment management of any Fund; or
(d)differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
The terms “Fund” and “portfolio” are largely used interchangeably. Some of the Funds use the term “Fund” and others use the term “portfolio” in their respective prospectuses.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.
The tables in APPENDIX A reflect the Funds in which the Account invests, their Fund type, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other Funds, which are managed by the subadvisers of those Funds.
Although the PSF PGIM Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Variable Investment Option. For example, when prevailing short-term interest rates are very low, the yield on the PSF PGIM Government Money Market Portfolio may be so low that, when Fund and Contract charges are deducted, you experience a negative return.
Service Fees Payable To Pruco Life
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2026, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

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In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights
We are the legal owner of the shares in the Series Fund. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us, to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution Of Variable Investment Options
We may substitute one or more of the available Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
The Fixed Rate Option
You may choose to allocate, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. Amounts in the Fixed Rate Option are part of our general account. The general account consists of all assets owned by us other than those in the Account and in other separate accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 4%. We are not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability and financial strength.
Transfers out of the Fixed Rate Option are subject to limits. See Transfers And Restrictions On Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.
CHARGES AND EXPENSES
There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below. Most charges, although not all, are made by reducing the Contract Fund. Monthly charges are generally deducted proportionately from the dollar amounts held in each of the investment options.
When describing the Contract’s charges, in several instances we use the terms “maximum charge” and “current charge.” The “maximum charge”, in each instance, is the highest charge that we may make under the Contract. The “current charge”, in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current Contract charge, up to the maximum Contract charge, before the change is implemented.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. Any changes to any of these current charges will be in consideration of one or more factors such as mortality, expenses, taxes, interest, investment experience, contract funding, Net Amount At Risk, profit and/or persistency, which is the length of time Contracts like this one and other contracts stay in effect. Premium-based administrative charges will be set at one rate for all

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Contracts like this one. Changes in other charges will be by underwriting classification. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Premium Processing Charge
We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example, under a payroll deduction plan with your employer, the charge may be more than $24 per year.
Premium-Based Administrative Charge
We deduct a premium-based administrative charge from each premium payment, which includes any applicable federal, state or local income, premium, excise, or company tax. That charge is currently made up of two parts.
(1)The first part is a charge for state and local premium-based taxes which depend on the state in which you live. Tax rates vary from jurisdiction to jurisdiction, generally ranging from 0% to 5%. We may collect more for this charge than we actually pay for state and local premium taxes.
(2)The second part is a charge for federal taxes measured by premiums, equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes.
Surrender Charge
We assess a surrender charge if, during the first 10 Contract Years, the Contract lapses or is surrendered. The surrender charge compensates us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund. We do not deduct a surrender charge from the Death Benefit if the insured dies during this period. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment Of Contract Benefits.
The surrender charge consists of two parts, as described below:
1.The contingent deferred sales charge portion of the surrender charge is equal to 50% of the first year's primary annual premium for Contracts that lapse or are surrendered during the first five Contract Years. That percentage is reduced daily at a constant rate until it disappears entirely on the 10th Contract Anniversary. This part of the surrender charge is subject to two limitations:
(a)The contingent deferred sales charge is limited at older Issue Ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales charge for such insureds is no more than $32.50 per $1,000 of Face Amount.
(b)The contingent deferred sales charge is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales charge than that described above. This limitation might also, under unusual circumstances, apply to reduce the monthly sales charge.
This limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract. The GAP is a defined amount determined actuarially in accordance with a regulation of the Securities and Exchange Commission (“SEC”). Pruco Life will charge a maximum aggregate sales charge that is the sum of the monthly sales charge deduction and the contingent deferred sales charge. The maximum aggregate sales charge will not be more than 30% of the premiums actually paid until those premiums total one GAP, plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then, to the extent of any excess, we will not make the charge.
The amount of this charge can be more easily understood by reference to the following table which shows the sales charges that would be paid by a 35 year old man with $20,000 Face Amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. The primary annual premium is $304.20.

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Surrender, Last Day Of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Charge Deducted from Contract Fund	Contingent Deferred Sales Charge(1)	Total Sales Charge	Cumulative Total Sales Charge As a Percentage Of Scheduled Premiums Paid(2)
1 2 3 4 5 6 7 8 9 10	$ 390.9 781.80 1,172.70 1,563.60 1,954.50 2,345.40 2,736.30 3,127.20 3,518.10 3,909.00	$ 18.2 36.48 54.72 72.96 91.20 109.44 127.68 145.92 164.16 182.40	$ 87.2 104.16 121.10 138.04 146.55 121.80 91.40 60.80 30.40 0.00	$ 105.4 140.64 175.82 211.00 237.75 231.24 219.08 206.72 194.56 182.40	26.98% 17.99% 14.99% 13.49% 12.16% 9.86% 8.01% 6.61% 5.53% 4.67%
(1) The maximum contingent deferred sales charge is $152.20 for years one through five; $121.80 for year six; $91.40 for year seven; 60.80 for year eight; $30.40 for year nine; and zero for year 10.
(2) The percentages shown in the last column will not be appreciably different for insureds of different ages.
2.The administrative charge portion of the surrender charge is equal to $5 per $1,000 of Face Amount upon lapse or surrender. This charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract Anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, we deduct a proportionate amount of this charge from the Contract Fund.
Mortality Charge
We deduct a mortality charge from the Contract Fund. The purpose of this charge is to compensate us for the cost of providing insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract Owners enables us to pay this larger Death Benefit.
We determine the maximum mortality charge by multiplying the “Net Amount At Risk” under a Contract (the amount by which the Contract's Death Benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current Attained Age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons.
The following table provides hypothetical examples of the Net Amount At Risk’s role in determining mortality charges. The examples assume a $25,000 Face Amount, the Death Benefit meets the definition of life insurance test, and a current monthly mortality rate of $1.25 per $1,000 of Net Amount At Risk.

Example Net Amount At Risk Scenarios
Death Benefit Amount	Contract Fund Value	Net Amount At Risk	Month’s Mortality Charge
$26,548	$5,000	$21,548	$26.94
$31,548	$10,000	$21,548	$26.94
The anticipated mortality rate is based upon mortality tables published by The National Association of Insurance Commissioners called the nonsmoker/smoker 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See LAPSE AND REINSTATEMENT. Current mortality charges range from $0.0424 to $71.0755 per $1,000 of Net Amount At Risk.
Administrative Charge For Face Amount
In addition to the Mortality Charge, each month we deduct from the Contract Fund an Administrative Charge For Face Amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.
1.The first part of the charge is an amount per $1,000 of the Face Amount. We may charge up to $0.19 per $1,000 of Face Amount. Currently, this charge is $0.09 per $1,000. There is an additional charge of $0.30 per $1,000 of Face Amount if the Face Amount of the Contract is less than $10,000. If premiums are paid by automatic transfer under the Pru‑Matic Plan, the current charge is further reduced to $0.07 per $1,000 of Face Amount. See PREMIUMS. This monthly administrative charge will not be made if the Contract has been continued in force pursuant to an option on lapse. See LAPSE AND REINSTATEMENT.
2.The second part of the charge is a flat $6 per month.
Monthly Sales Charge
We deduct a monthly sales charge, often called a “sales load”, to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the “Primary Annual Premium.”
The Primary Annual Premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (Premium-Based Administrative Charge and the $2 Premium Processing Charge), and less the $6

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part of the Administrative Charge for Face Amount, the $0.30 per $1,000 of Face Amount for Contracts with a Face Amount of less than $10,000, and any extra premiums for riders or substandard risks.
The monthly sales charge is deducted whether the Contract Owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium.
Death Benefit Guarantee Risk Charge
We deduct a charge of not more than $0.01 per $1000 of Face Amount of insurance to compensate for the risk we assume in guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in force pursuant to an option on lapse.
Mortality And Expense Risk Charge
Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when we determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than we estimated in setting our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Additional Mortality Charge For Certain Risks
We may assess an additional charge on a permanent or temporary basis for unique or specific mortality risks that exceed our standard underwriting guidelines. This additional monthly charge or "flat extra" is charged as a dollar amount per $1,000 of Face Amount.
Generally, a permanent flat extra rating is assessed for non-medical risks such as aviation. A temporary flat extra charge is used in scenarios where mortality risk is higher in the earlier Contract Years and reduces in later years, such as may be the case for certain occupational and avocational risks and for some insureds with cancer histories. The actual dollar amounts are initially determined through the research completed for the activity or impairment during the underwriting process. The flat extra charge per $1,000 will vary based on individual circumstances of the insured, including Issue Age, type of risk, and the frequency of exposure to the risk.
Transaction Charges
We will make an administrative processing charge up to $15 of the amount withdrawn in connection with each withdrawal of excess Cash Surrender Value of a Contract. See Withdrawals.
Charges For Rider Coverage
You may add one or more riders to the Contract. The following riders are charged for separately. See RIDERS.
•Accidental Death and Dismemberment Benefit Rider - We deduct a monthly charge for this rider, which provides a benefit that is payable if the insured’s death or dismemberment is accidental. The charge ranges from $0.0368 to $0.7748 per $1,000 of coverage amount, is based on Issue Age, sex and underwriting class of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.
•Children Level Term Rider - We deduct a monthly charge for this rider, which provides level term life insurance coverage on the life of the insured’s covered children. The charge is $0.412 per $1,000 of coverage amount and is charged until the earlier of the date of the insured's death or the day before the first Contract Anniversary after the insured parent's 75th birthday (65th birthday for Contracts issued prior to 1/1/1995).
•Disability Benefit Rider - We deduct a monthly charge for this rider, which pays the Scheduled Premiums into the Contract while the insured is totally disabled. The charge ranges from $0.0128 to $0.32 of the coverage amount, is based on Issue Age, sex, and underwriting class of the insured, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.
•Living Needs BenefitSM Rider - We deduct a a fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill or is confined to a nursing home.
•Option To Purchase Additional Insurance Rider - We deduct a monthly charge for this rider, which provides the option to purchase more insurance on the insured's life without having to prove insurability. The charge ranges from $0.06 to $0.4984 per $1,000 of coverage amount based on Issue Age, sex and underwriting class of the insured, and is charged until the first Contract Anniversary on which the insured’s Attained Age is 52.
•Term Insurance Benefit Rider On the Life Of the Insured - We deduct a monthly charge for this rider, which provides decreasing term life insurance coverage on the life of the insured. The charge ranges from $0.1388 to $3.0428 per $1,000 of coverage amount, is based on Issue Age, sex and underwriting class of the insured, and is charged until the Contract Anniversary at the end of the term period for the benefit.
•Term Insurance Benefit Rider On the Life Of the Insured's Spouse - We deduct a monthly charge for this rider, which provides decreasing term life insurance coverage on the life of the insured's spouse. The charge ranges from $0.1480 to $3.1492 per $1,000 of coverage amount, is based on Issue Age, sex and underwriting class of the insured, and is charged until the Contract Anniversary at the end of the term period for the benefit.

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Net Interest On Loans
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on the earlier of each Contract Anniversary or when the loan is paid back. The net interest on loans reflects the net difference between the interest rates charged and credited. Loans have an effective annual interest rate of 5.5% and an effective annual interest credit equal to 4%. See Loans.
Fund Expenses
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
Commissions Paid To Broker-Dealers
The Contract is sold through broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration according to one or more schedules.
Where the insured is less than 60 years of age, the representative generally receives a commission of: (1) no more than 50% of the Scheduled Premiums for the first year: (2) no more than 6% of the Scheduled Premiums for the second through 10th years; and (3) no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission is lower. The representative may be required to return all or part of the first year commission if the Contract was not continued through the second year. Representatives with less than three years of service may be paid on a different basis.
More information on commissions and other compensation paid for distribution of the Contract is provided under DISTRIBUTION AND COMPENSATION.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
Generally, the Contract Owner is the insured. There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to access Contract values through loans or withdrawals, assign the Contract, surrender the Contract, and to name or change the beneficiary. If the Contract is jointly owned, the exercise of any right or privilege under this Contract must be made by all Contract Owners.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. Any rights created by your request will not apply to any payments we have made or actions we have taken before the request was received in Good Order at our Service Office or the chosen effective date of the request.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or, provided the beneficiary has not been irrevocably designated, change a beneficiary by sending us a request. If a beneficiary has been designated by you as irrevocable, it cannot be changed thereafter without the consent of the irrevocable beneficiary. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. However, if we make any payment(s) before we receive the request in Good Order at our Service Office, or the chosen effective date of the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary, unless the beneficiary has been irrevocably designated. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
You may request an assignment of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you.
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment

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unless we receive a copy at our Service Office. Any rights created by your request will not apply to any payments we have made or actions we have taken before the assignment was received in Good Order and recorded at our Service Office or the chosen effective date of your request.
Incontestability
We will not contest the Contract after it has been in force during the insured’s lifetime for two years from the Contract Date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement Of Age Or Sex
If the insured’s stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured’s correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. If the insured, whether sane or insane, dies by suicide within two years from the effective date of a reinstatement, this Contract will end without any Death Benefit paid, and we will return any reinstatement charge and any premiums paid after the reinstatement date less any Contract Debt and less any withdrawals.
Reduction Of Charges For Concurrent Sales To Several Individuals
We may have reduced the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales would have resulted in savings of sales or administrative expenses. We determined both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:
(a)the number of individuals;
(b)the total amount of premium payments expected to be received from these Contracts;
(c)the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(d)the purpose for which the individual Contracts were purchased and whether that purpose made it likely that expenses would be reduced; and
(e)any other circumstances which we believed to be relevant in determining whether reduced sales or administrative expenses would have been expected.
Some of the reductions in charges for these sales may have been contractually guaranteed; other reductions may have been withdrawn or modified by us on a uniform basis. Our reductions in charges for these sales were not unfairly discriminatory to the interests of any individual Contract Owners.
STANDARD DEATH BENEFIT
How a Contract's Death Benefit Will Vary
The Death Benefit will vary with investment experience. The Death Benefit will be equal to the Face Amount plus the amount, if any, by which the Contract Fund value exceeds the applicable “Tabular Contract Fund" value for the Contract (subject to an exception described below under which the Death Benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund values between Contract anniversaries are determined by interpolation. The “Tabular Contract Fund" value for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:
(a)you paid only Scheduled Premiums;
(b)you paid the Scheduled Premiums when due;
(c)your selected investment options earned a net return at a uniform rate of 4% per year;
(d)we deducted full mortality charges based upon the 1980 CSO Table;
(e)we deducted the maximum sales load and expense charges; and
(f)there was no Contract Debt.
The Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund value. In general, and assuming the optional paid-up benefit is not in effect (see Paid-Up Insurance Option), if, due to investment results greater than a net return of 4%, or to payment of greater than Scheduled Premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund value, the Death Benefit will be the Face Amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund value, the Death Benefit will not fall below the initial Face Amount stated in the Contract. Again, the Death Benefit will reflect a deduction for the amount of any Contract Debt. See Loans. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional

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payments will increase the Death Benefit.
The Contract Fund could grow to the point where it is necessary to increase the Death Benefit by a greater amount in order to ensure that the Contract will satisfy the IRS definition of life insurance. Thus, the Death Benefit will always be the greatest of (a) the Face Amount plus the Contract Fund minus the Tabular Contract Fund value; (b) the guaranteed minimum Death Benefit; and (c) the Contract Fund times the Attained Age factor that applies.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. Any Pruco Life representative authorized to sell this Contract can explain all the settlement options upon request.
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at a Service Office. The Death Benefit is determined as of the date of death.
We may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have     the right to delay payment of the Death Benefit attributable to the Fixed Rate Option for up to six months     (or a shorter period if    required    by applicable law). Where required by law,    we will pay interest if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the standard Death Benefit(s) associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Death Benefit Guarantee (lapse protection benefit)	Guarantees that Contract will not lapse as a result of unfavorable investment performance.	Standard
•The Contract will not lapse if the Scheduled Premiums are paid when due, you make no withdrawals and any Contract Debt does not exceed the Cash Surrender Value.
•If all premiums are not paid when due, the Contract will still not lapse as long as the Contract Fund is higher than the Tabular Contract Fund values found in your Contract.

Option To Purchase Additional Insurance Rider(1)	Provides the option to purchase more insurance on the insured's life without having to prove insurability.	Optional
•You may exercise this option on certain dates as set forth in your Contract.
•The new Contract you purchase will be in the same rating class as this Contract.
•This benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the 31st day after the Contract Anniversary on which the Insured's Attained Age is 52, and (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Term Insurance Benefit Rider On the Life Of the Insured(1)	Provides decreasing term life insurance coverage on the life of the insured.	Optional
•The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value, and (3) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.

Term Insurance Benefit Rider On the Life Of the Insured's Spouse(1)	Provides decreasing term life insurance coverage on the life of the insured’s spouse.	Optional
•The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value, and (3) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.

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Children Level Term Rider(1)	Provides level term life insurance coverage on the life of the insured’s covered children.	Optional
•The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 65th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new Contract, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Accidental Death And Dismemberment Benefit Rider(1)	Provides a benefit amount that is payable if the insured’s death or dismemberment is accidental.	Optional
•The loss must be a direct result of accidental death or bodily injury that occurred on or after the Contract Date, no more than 90 days after the injury, and while the Contract is in force.
•Benefit will not be paid for any death or injury that is caused or contributed to by war or act of war.

Disability Benefit Rider(1)	Pays the Scheduled Premiums into the Contract while the insured is totally disabled.	Optional
•The benefit will end and we will make no more Scheduled Premium payments for you on the earlier of: (1) the end of the day before the first Contract Anniversary that follows the Insured's 65th birthday, unless the Insured had stayed disabled since before the first Contract Anniversary that follows the 60th birthday, and (2) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
•Benefit will not be paid for any death or injury that is caused or contributed to by war or act of war.

Living Needs BenefitSM Rider(1)	Allows you to elect to receive an accelerated payment of all of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.	Optional
•Requires certification of a physician for benefits to be paid.
•No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.
•With the exception of certain business-related Contracts, this benefit is excluded from income if the insured is terminally ill or chronically ill.

(1) Rider benefits will no longer be available if the Contract lapses or is surrendered.
DEATH BENEFIT GUARANTEE
Pruco Life's PRUviderSM Variable Appreciable Life® Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, with two important distinctions:
•We guarantee that the Contract will not lapse if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), and there are no withdrawals or outstanding loans. This is true even if, because of unfavorable investment experience, the Contract Fund value should drop to zero.
•If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that, when a PRUviderSM Variable Appreciable Life® Contract lapses, it may still have considerable value, and you may have a substantial incentive to reinstate it. If you choose not to reinstate, on the other hand, you may take the Cash Surrender Value under several options.
RIDERS
Contract Owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. All riders are only available at Contract issuance, except as noted. The available riders include the following (as described more fully below):
•Option To Purchase Additional Insurance Rider, which provides the option to purchase more insurance on the insured's life without having to prove insurability.
•Term Insurance Benefit Rider on the Life of the Insured, which provides decreasing term life insurance coverage on the life of the insured.
•Term Insurance Benefit Rider on the Life of the Insured's Spouse, which provides decreasing term life insurance coverage on the life of the insured’s spouse.
•Children Level Term Rider, which provides level term life insurance coverage on the life of the insured’s covered children.
•Accidental Death and Dismemberment Benefit Rider, which provides a benefit amount that is payable if the insured’s death or

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dismemberment is accidental.
•Disability Benefit Rider, which pays the Scheduled Premiums into the Contract while the insured is totally disabled.
• Living Needs Benefit SM Rider, which allows you to elect to receive an accelerated payment of all of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home. This rider may be added after Contract issuance, subject to our underwriting requirements.
The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses or is surrendered. Some riders may not be available through all brokers and some riders are not available in conjunction with other riders and certain restrictions may apply as set forth below. Some riders or features described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX B for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. A Pruco Life representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.
Accidental Death And Dismemberment Benefit Rider
The Accidental Death and Dismemberment Benefit Rider provides an additional benefit amount that is payable if the insured’s death or dismemberment is accidental, as defined in the benefit provision. The rider provides a fixed dollar benefit that is based on the Face Amount of the Contract and is set forth in your Contract’s data pages. The loss must be a direct result of accidental death or bodily injury that occurred on or after the Contract Date, no more than 90 days after the injury, and while the Contract is in force.
The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value, and (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
We will not pay a benefit under the Accidental Death Benefit rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Children Level Term Rider
The Children Level Term Rider provides term life insurance coverage on the life of the insured’s children. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 65th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new Contract, (4) the end of the last day of grace if the Contract is in default, (5) the date the Contract is surrendered under its Cash Surrender Value and (6) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
Disability Benefit Rider
The Disability Benefit Rider pays the Scheduled Premiums into the Contract while the insured is totally disabled, as defined in the benefit provision. If you do not make any withdrawals from the Contract starting on the date the Insured becomes disabled, the Contract cannot go into default during the period we are paying Scheduled Premiums into the Contract. See DEATH BENEFIT GUARANTEE. You may make unscheduled premium payments even when we are paying Scheduled Premiums that fall due during a period of disability. See PREMIUMS.
If the Insured becomes disabled before the first Contract Anniversary following his or her 60th birthday, we will pay all Scheduled Premiums that fall due while he or she stays disabled. If the Insured becomes disabled on or after the first Contract Anniversary following his or her 60th birthday, we will pay only those Scheduled Premiums that fall due before the first Contract Anniversary following his or her 65th birthday and while he or she stays disabled. We will not pay any Scheduled Premiums if the Insured becomes disabled on or after the first Contract Anniversary after his or her 65th birthday.
The benefit will end and we will make no more Scheduled Premium payments for you on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the end of the day before the first Contract Anniversary that follows the Insured's 65th birthday, unless the Insured had stayed disabled since before the first Contract Anniversary that follows the 60th birthday, (3) the date the Contract is surrendered under its Cash Surrender Value, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
We will not make payments under the Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Living Needs BenefitSM Rider
The Living Needs Benefit SM Rider allows you to elect to receive an accelerated payment of all of the Contract’s Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value. Partial acceleration of benefits is not available with this Contract. One or both of the following options may be available. You should consult with a Pruco Life representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs Benefit SM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an

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accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit SM . The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the designated beneficiary in a single sum.
The Nursing Home Option is available on the Living Needs Benefit SM Rider after the insured has been confined to an eligible nursing home for six months or more. When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit SM . The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the designated beneficiary in a single sum.

Examples:
The examples below demonstrate benefits accelerated as a lump sum(1) under the Living Needs BenefitSM (LNB) Rider and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: male, 45 Contract Date: 12/20/1994 Face Amount: $25,000		Underwriting classification: nonsmoker Claim date: 12/20/2025
These hypothetical examples assume (1) a Death Benefit of $25,386, (2) a reduction at an annual rate of 8% applied for early payment based on the applicable life expectancy, and (3) a processing fee of $150 has been deducted.
Example results (rounded to the nearest dollar):

% of Death Benefit accelerated: Accelerated Death Benefit payment:		LNB Terminal Illness Option(2)	LNB Nursing Home Option(3)
		100%(4) $23,780	100%(4) $20,216
	Contract values before acceleration:	Contract values after acceleration of Death Benefit:
Face Amount:	$25,000	$0	$0
Contract Debt:	$1,040	$0	$0
Death Benefit:	$25,386	$0	$0
Contract Fund:	$17,078	$0	$0
Surrender charge:	$0	$0	$0
Cash value:	$17,078	$0	$0
Cash Surrender Value:	$16,038	$0	$0
Annual premium:	$652.67	$0	$0
(1)Receiving the accelerated Death Benefit via monthly payments may be an option available to you and we can provide more information upon request.
(2)An assumed six month life expectancy always applies.
(3)Assumes an average life expectancy for a male, age 55, confined to a nursing home.
(4)Partial acceleration of benefits is not available with this Contract.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.
Option To Purchase Additional Insurance Rider
You have the right under this rider to purchase more insurance on the insured's life without having to prove insurability. You may do this for certain normal option dates and advance option dates, as set forth in the benefit provision. The new Contract you purchase will be in the same rating class as this Contract.
If the rider benefit amount is less than $25,000, the new Contract may be a Life Paid Up at Age 85 Contract issued by The Prudential Insurance Company of America, with a minimum Face Amount of $10,000, but not greater than the benefit amount. If the rider benefit amount is $25,000 or more, the new Contract can be a Life Paid Up at Age 85 Contract, as described above, or a life insurance Contract regularly being issued by Pruco Life at that time, with a minimum Face Amount of $25,000, but not greater than the benefit amount.

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This benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the 31st day after the Contract Anniversary on which the Insured's Attained Age is 52, (3) the date the Contract is surrendered under its Cash Surrender Value, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
Term Insurance Benefit Rider On the Life Of the Insured
The Term Insurance Benefit Rider provides term life insurance coverage on the life of the insured. The rider provides a fixed dollar benefit amount which decreases each Contract Year. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Any Death Benefit proceeds under this Contract will include this amount. You may be able to exchange this benefit for a new contract of life insurance on the life of the insured, without having to prove insurability.
The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value, and (3) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
Term Insurance Benefit Rider On the Life Of the Insured's Spouse
The Term Insurance Benefit Rider provides term life insurance coverage on the life of the insured's spouse. The rider provides a fixed dollar benefit amount which decreases each Contract Year. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Any Death Benefit proceeds under this Contract will include this amount. You may be able to exchange this benefit for a new contract of life insurance on the life of the insured's spouse, without having to prove insurability.
The benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default; (2) the date the Contract is surrendered for its Cash Surrender Value, and (3) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Generally, the Contract is issued on insureds below the age of 76. The minimum initial guaranteed Death Benefit is $5,000; the maximum you can apply for is $25,000. Proposed insureds, 21 years of age or less, can apply for a minimum initial guaranteed Death Benefit of $10,000.
Before issuing any Contract, we require evidence of insurability, which may include a medical examination. Nonsmokers who meet preferred underwriting requirements are offered the most favorable premium rate. We charge a higher mortality rate and/or an extra amount if an additional mortality risk is involved. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.
Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative is an agent/broker who is a representative of a broker-dealer authorized to sell Contracts. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's Issue Age. This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

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Premiums
The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With our consent, you may change the frequency of premium payments.
The amount of the Scheduled Premium depends on the Contract's Face Amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low Face Amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. If you select the Pru‑Matic Premium Plan, one of the current monthly charges will be reduced. See Administrative Charge For Face Amount under CHARGES AND EXPENSES. You may also be eligible to have monthly premiums paid by pre‑authorized deductions from an employer's payroll.
A significant feature of this Contract is that it permits you to make premium payments that are greater or less than your Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. We will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and higher Death Benefits.
Conversely, a Scheduled Premium payment does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. Furthermore, even if premiums less than the Scheduled Premiums were paid, a Contract will not lapse as long as the Contract Fund is higher than the Tabular Contract Fund values shown in your Contract. See LAPSE AND REINSTATEMENT and DEATH BENEFIT GUARANTEE.
We will generally accept any premium payment of at least $25. We may limit the amount of unscheduled premiums to a total of $5,000 in any Contract Year. We reserve the right to refuse to accept any payment that would require us to increase the Death Benefit (under Section 7702 of the Internal Revenue Code) by more than the payment increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract under section 7702A of the Internal Revenue Code, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
The following table shows, for two Face Amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

	$10,000 Face Amount		$20,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$233.70	$274.01	$390.90	$471.52
Female, age 45 at issue	$278.04	$308.53	$479.59	$540.57
Male, age 55 at issue	$450.96	$562.17	$825.43	$1,047.86
The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual Scheduled Premium for that Contract.

	$10,000 Face Amount		$20,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$22.43	$233.70	$36.59	$390.90
Female, age 45 at issue	$26.46	$278.04	$44.65	$479.59
Male, age 55 at issue	$41.96	$450.96	$75.66	$825.43
Initial Premium
The initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. There is no insurance under the Contract until the initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.
Generally, your initial net premium is applied to your Contract as of the Contract Date. If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it was received in Good Order at the Payment Office. In no case will the premium be applied with an effective date that precedes the date of this offering. See Allocation Of Premiums.

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Allocation Of Premiums
Before a Contract can be issued you are required to provide us with premium allocation instructions. On the later of the Contract Date and the end of the Valuation Period in which the initial premium was received, we deduct the $2 premium processing charge and the premium-based administrative charge from premium payments. If the first premium is received before the Contract Date, there is a period during which the Contract Owner’s initial premium is not invested.
The premium processing charge and the premium-based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. With respect to any initial premium payment received before the Contract Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced or increased due to market fluctuations during that period.
Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. The total allocation to all selected investment options must equal 100%.
Processing And Valuing Transactions
Pruco Life is generally open to process financial transactions on those days that the NYSE is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
(a)trading on the NYSE is restricted;
(b)an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
(c)the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Transfers And Restrictions on Transfers
If the Contract is not in default, or in force as variable reduced paid-up insurance, you may, up to four times in each Contract, transfer amounts from one Variable Investment Option to the other Variable Investment Option or to the Fixed Rate Option. See LAPSE AND REINSTATEMENT. Currently, you may make additional transfers with our consent without charge. For the first four transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website. See Assignment.
All or a portion of the amount credited to a Variable Investment Option may be transferred. If you wish to convert your variable Contract to a fixed benefit Contract in this manner, you must request a complete transfer of Funds to the Fixed Rate Option and change your allocation instructions regarding any future premiums.
After you have submitted four transfers in a calendar year, we will accept subsequent transfer requests only if they are sent to us by U.S. regular mail, bear an original signature in ink, and are received in Good Order at a Service Office.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $1,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. Transfers conducted via the website must be in percentage terms.
We will use reasonable procedures, such as asking you for certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. Pruco Life will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

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Transfers from the Fixed Rate Option to the Variable Investment Options are currently permitted once each Contract and only during the 30‑day period beginning on the Contract Anniversary. The maximum amount which may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option, and (b) $2,000. Such transfer requests received prior to the Contract Anniversary will be effective on the Contract Anniversary. Transfer requests received within the 30‑day period beginning on the Contract Anniversary will be effective as of the end of the Valuation Period in which a proper transfer request is received at a Home Office. Pruco Life may change these limits in the future.
The Contract was not designed for professional market timing organizations, or other organizations or individuals, using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Funds. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Funds, or we are informed by a Fund (e.g., by the Fund’s adviser/sub- advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Fund, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.
In addition, owners of variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract Owners who are not subject to the same transfer restrictions may have the same Funds available to them, and unfavorable consequences associated with such frequent trading within the Funds (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
CONTRACT VALUES
The total amount invested in the Contract Fund at any time consists of:
(a)the Variable Investment Options,
(b)the Fixed Rate Option, and
(c)any Contract loan.
How a Contract’s Cash Surrender Value Will Vary
The Contract’s Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charge and less any Contract Debt. The Contract Fund value changes daily, reflecting:
(1) increases or decreases in the value of the Fund[s];
(2) interest credited on any amounts allocated to the Fixed Rate Option;
(3) interest credited on any loan; and

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(4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund value also changes to reflect the receipt of net premium payments and the deduction of other charges described under CHARGES AND EXPENSES, and any withdrawals or accelerated benefits. See Withdrawals and RIDERS. Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance in the Contract Fund, outstanding Contract Debt and/or any applicable surrender charge.
Loans
You may borrow an amount up to the current Loan Value of your Contract less any existing Contract Debt using the Contract as the only security for the loan. The Loan Value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no Loan Value. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 5.5%.
When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 4%. Generally, on each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date. The net interest rate spread of a Contract loan is 1.5%.
The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract Debt exceeds what the Cash Surrender Value would be if there were no Contract Debt, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in force for a limited time. The Death Benefit Guarantee will not prevent default under those circumstances.
If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS. See LAPSE AND REINSTATEMENT and Tax Treatment Of Contract Benefits.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment Of Contract Benefits.
Any Contract Debt will directly reduce a Contract’s Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.
When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the repaid portion of the loan since the last transaction date.
The amount of a loan repayment that is applied to the principal loan amount is allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options. The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.
Withdrawals
You may withdraw a portion of the Contract’s Cash Surrender Value without surrendering the Contract, subject to the following restrictions:
(1)We must receive a request for the withdrawal in Good Order at our Service Office.
(2)The Contract Fund after withdrawal must not be less than the Tabular Contract Fund value. A Table of Tabular Contract Fund values is included in the Contract; the Values increase with each year the Contract remains in force.
(3)The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(4)The amount withdrawn must be at least $200.

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You may make no more than four such withdrawals in each Contract Year, and there is an administrative processing fee for each withdrawal of up to $15. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the Cash Surrender Value may have tax consequences. See Tax Treatment Of Contract Benefits.
When a withdrawal is made, the Cash Surrender Value and Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly. Neither the Face Amount nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess Cash Surrender Value. No surrender charge will be assessed for a withdrawal.
Withdrawal of part of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, we treat withdrawals as a return of premium.
Surrender Of a Contract
You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: (a) the Contract, (b) a signed request for surrender, (c) any tax withholding information required under federal or state law, and (d) the authorization of any assignee or irrevocable beneficiary. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office. Surrender of a Contract may have tax consequences and a surrender charge may apply. See Tax Treatment Of Contract Benefits and Surrender Charge.
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
When Proceeds Are Paid
Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.
We may delay payment of proceeds from the Variable Investment Options if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law). Where required by law, we will pay interest at the rate of 3% a year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
LAPSE AND REINSTATEMENT
If Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. A Table of Tabular Contract Fund values is included in the Contract; the values increase with each year the Contract remains in force. This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums. See DEATH BENEFIT GUARANTEE.
However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in force on a premium paying basis. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment Of Contract Benefits.
A Contract that lapses may be reinstated within five years from the date of default, if the following conditions are met:
(a)We receive a written request for reinstatement in Good Order at our Service Office;
(b)Renewed evidence of insurability is provided on the insured;
(c)The Insured is living on the date the Contract is reinstated; and
(d)Submission of certain payments sufficient to bring the Contract up to date.
The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount

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equal to the surrender charge applicable as of the date of reinstatement. We reserve the right to change the requirements to reinstate a lapsed Contract.
If your Contract does lapse, it will still provide some benefits. You can receive the Cash Surrender Value by making a request to us prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.
Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing Cash Surrender Value but no Loan Value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.
Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a Cash Surrender Value and a Loan Value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment Of Contract Benefits.
Variable Reduced Paid-Up Insurance. This is similar to fixed paid‑up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the Variable Investment Options and/or the Fixed Rate Option. There will be a new guaranteed minimum Death Benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.
Variable reduced paid-up insurance is the automatic option provided upon lapse only if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. In addition, variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which we do not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment Of Contract Benefits.
If no request is made, the “automatic option” will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract Debt outstanding.
PAID-UP INSURANCE OPTION
In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met:
(1)The Contract is not in default;
(2)We are not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and
(3)The Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund. The amount of guaranteed Paid-Up Insurance may be greater.
The Paid-Up Insurance amount will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the Attained Age factor. This option will generally be available only when the Contract has been in force for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the Paid-Up Insurance Option is exercised, the actual Death Benefit is equal to the greater of the guaranteed Paid-Up Insurance amount and the Contract Fund multiplied by the Attained Age factor.
Upon request, we will tell you the amount needed to pay up the Contract and to guarantee the Paid-Up Insurance amount as long as a payment equal to or greater than this amount is received within two weeks of the date it was quoted. There is no guarantee if the payment is received within the two week period and is less than the quoted amount or if the payment is received outside the two week period. In that case, we will add the payment to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the Face Amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount calculated is below the Face Amount, you will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the Death Benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. We reserve the right to change this procedure in the future. After the first Contract Year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment Of Contract Benefits. A Contract in effect under a paid-up insurance option will have cash surrender and Loan Values.
TAXES
Tax Treatment Of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

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Treatment As Life Insurance
The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
In order to meet the definition of life insurance rules for income tax purposes, the Contract must satisfy the Cash Value Accumulation Test.
Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases. The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor. Attained Age factors vary based on the Attained Age, sex, and smoker classification of the insured. For example, the Attained Age factors for a female, age 39, with a nonsmoker underwriting classification range from 4.13 in the first year to 1.00 at age 100 and older.
A listing of Attained Age factors for the insured can be found on your Contract’s data pages.
Changes in your Contract may result in your Contract being considered newly issued and require “re-testing” of a Contract under the Cash Value Accumulation Test using the mandatory Commissioners Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
•you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
•the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract Owners after advance written notice — that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions
The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified As Modified Endowment Contracts
• If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income that we are required to report to the Internal Revenue Service (“IRS”). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts
• The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider is removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
• If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before

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surrender charges (or, in the case of a full surrender, the cash surrender value after surrender charges) exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excluded from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
• Any taxable income on pre-death distributions (including full surrenders) is subject to 10% additional tax unless the amount is received on or after you attain age 59½, on account of you becoming disabled, or as a life annuity. It is presently unclear how the 10% additional tax provision applies to Contracts owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
•Changes in the Contract, including changes in Death Benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control
The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a valid social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
Other Tax Considerations
If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you or to an unrelated individual more than 37.5 years younger than you (or designate such a younger person as a beneficiary), there may be Generation-Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.
Business-Owned Life Insurance
If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Contract loans for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to Contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable contract owner. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales Of Issued Life Insurance Contracts To Third Parties
If you sell your Contract to a third party with whom the insured does not have a substantial family, financial or business relationship (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.

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The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your Cash Surrender Value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the Death Benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax‑Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. Such Contracts must satisfy the minimum Basic Insurance Amount requirements outlined in the Contract and can never be less than $10,000. Increases and decreases of the Basic Insurance Amount may be allowed under the terms of the Contract and are subject to certain conditions. The monthly charge for anticipated mortality costs and illustrated premium is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. We reserve the right to restrict the availability of certain riders for Contracts issued in connection with a tax-qualified pension plan. You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contracts are sold by registered representatives who are also our appointed insurance agents under state insurance law. The Contracts are sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Registered representatives of different broker‑dealers may be paid on a different basis. Pruco Securities received gross distribution revenue for its variable life insurance products of $425,244,693 in 2025, $575,994,944 in 2024, and $480,489,201 in 2023. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under a strategic relationship with an unaffiliated broker-dealer, Pruco Securities receives a portion of compensation with respect to sales of its variable life insurance products. Pruco Securities retained compensation of $0 in 2025, $4,278,834 in 2024, and $4,084,003 in 2023.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration ("firms") according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Where the insured is less than 60 years of age, the representative generally will receive a commission of: (1) no more than 50% of the Scheduled Premiums for the first year: (2) no more than 6% of the Scheduled Premiums for the second through 10th years; and (3) no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission is lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis.
Registered Representatives who sell the Contract are also appointed by and contracted with Prudential as insurance agents for the sale of the Contract, and are eligible to engage in sales of other variable and non-variable Prudential life insurance and annuity products for which they may also be eligible for compensation, subject to applicable regulatory requirements.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, and administrative and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and

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regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements .
A list of the names of the firms (or their affiliated broker-dealers) that we are aware of (as of December 31, 2025) that received payment or accrued a payment amount with respect to variable product business during 2025 may be found in the statement of additional information. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2025 were $4.50 and $155,146,923.27, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be material with respect to the Contract Owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect on the Separate Account, Pruco Life’s ability to meet our obligations under the Contracts or Pruco Securities’ ability to perform its obligations with respect to the distribution of the Contracts. For more information, see the financial statements of Pruco Life in the statement of additional information.
FINANCIAL STATEMENTS
Our audited consolidated financial statements are hereby incorporated by reference into the statement of additional information and should be considered only as bearing upon our ability to meet our obligations under the Contract. The Account’s audited financial statements are hereby incorporated by reference into the statement of additional information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, by telephoning 202-551-8090, or by emailing PublicInfo@SEC.gov, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 800-778-2255.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

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APPENDIX A: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.Prudential.com/eProspectus. You can also request this information at no cost by calling 800-778-2255. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.
The current expense and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2025
			1 year	5 year	10 year
Balanced	PSF PGIM 50/50 Balanced Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.58%	12.16%	7.20%	8.19%
Balanced	PSF PGIM Flexible Managed Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.62%	13.16%	9.06%	9.26%

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APPENDIX B: State Availability Or Variations Of Certain Features And Riders

State	Feature or Rider	Availability or Variation
CA	Living Needs BenefitSM Rider
Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.
For Living Needs BenefitSM Riders added to Contracts on or after 12/12/2016, the Terminal Illness Option is available when a licensed physician certifies the insured as terminally ill with a life expectancy of 12 months or less.

CT	Living Needs BenefitSM Rider
Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.

Only a partial acceleration of the Death Benefit is allowed. The maximum amount that may be accelerated is 75%. The minimum Death Benefit that must remain under the Contract varies by the version of the Living Needs BenefitSM Rider form.

Certification of Terminal Illness can be performed by a licensed physician or Advanced Practice Registered Nurse.

The following sentence is deleted:
“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”

DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	Living Needs BenefitSM Rider	The fee for exercising the rider may be lower than $150. Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.
KY	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

MA	Living Needs BenefitSM Rider	Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.
MI	Living Needs BenefitSM Rider	The Nursing Home Option is referred to as “Option A” and the Terminal Illness Option is referred to as “Option B.”
MN	Living Needs BenefitSM Rider	Unless converting from a Contract with an existing rider, the rider is not available for the first Contract Year for insureds 65 and older.
MT	Unisex Rates	Unisex rates apply. Any reference to sex throughout the prospectus is not applicable.
ND	Suicide Exclusion	Generally, if the insured, whether sane or insane, dies by suicide within one year from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
NM	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
OR	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
PA	Accidental Death Benefit Rider	The following sentence is deleted: “A death resulting from injury must occur no more than 90 days after the injury.”
UT	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
WA	Accidental Death Benefit Rider	A death resulting from injury must occur no more than one year after the injury.
WA	Living Needs BenefitSM Rider	Not available.
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GLOSSARY: Definitions Of Special Terms Used In This Prospectus
Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”
Contract - The PRUviderSM Variable Appreciable Life® Insurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date - The date the Contract is effective, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount credited to a specific Contract. On any date, it is equal to the sum of the amounts in the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.
Face Amount - The amount[s] of life insurance as shown in the Contract, including any applicable increases, and no riders.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%. Also referred to in the Contract as “fixed investment option.”
Fund - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio."
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Internal Revenue Code - The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Issue Age - The insured's age as of the Contract Date.
Loan Value -The maximum amount that a Contract Owner may borrow.
Monthly Date - The Contract Date and the same date in each subsequent month.
Net Amount At Risk - The amount by which the Contract’s Death Benefit exceeds the Contract Fund. For example, if the Contract's Death Benefit is $30,000 and the Contract Fund is $5,000, the Net Amount At Risk is $25,000.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office. For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company - Us, our, we, Pruco Life. The company offering the Contract.
The Prudential Series Fund, Inc. (the “Series Fund”) - A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.
Separate Account - Amounts under the Contract that are allocated to the Variable Investment Options are held by us in a Separate Account called the Pruco Life PRUvider Variable Appreciable Account (the “Account” or the “Registrant”). The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176. Your correspondence will be picked up at this address and then delivered to our Service Office. For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Scheduled Premiums - The amounts set forth in your Contract which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.
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Tabular Contract Fund - a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.
Valuation Period – The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
Variable Investment Option - The two portfolios available in the Series Fund. The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.

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To Learn More About PRUviderSM Variable Appreciable Life®

The statement of additional information (“SAI”) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-253942. The SAI contains additional information about the Pruco Life PRUvider Variable Appreciable Account. The SEC maintains a website (http://www.SEC.gov) that contains the PRUviderSM Variable Appreciable Life® SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: PublicInfo@SEC.gov.
You can call us at 800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI or other documents without charge. You can also view the SAI located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us at:
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

EDGAR Class/Contract Identifier: C000227514
Investment Company Act of 1940: Registration No. 811-07040

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectuses is May 1, 2026.

PRUvider Variable Appreciable Account (the "Account")
Pruco Life Insurance Company

PRUviderSM Variable Appreciable Life®
VARIABLE LIFE INSURANCE CONTRACTS

This statement of additional information is not a prospectus. Please review the PRUviderSM Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the PRUviderSM Variable Appreciable Life® Contract. You may obtain a copy of the prospectus without charge by calling us at 800-778-2255. You can also view the statement of additional information located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us.
As of May 1, 1999, Pruco Life Insurance Company no longer offered these Contracts for sale.
The defined terms used in this statement of additional information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY
Description Of Pruco Life Insurance Company
Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company founded on December 23, 1971, under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.
Control Of Pruco Life Insurance Company
Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a wholly owned subsidiary of Pruco Life. Pruco Life and Pruco Life of New Jersey’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.
As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.
State Regulation
Pruco Life is subject to regulation and supervision by the Department of Insurance of the state of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services And Third Party Administration Agreements
Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $94,083,677 in 2025, $96,716,337 in 2024, and $167,883,280 in 2023, of which the life business accounted for $41,443,824, $39,157,102, and $62,045,805, respectively.
Our individual life reinsurance treaties covering PRUviderSM Variable Appreciable Life® Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis.  Pruco Life or its affiliates retain any such mortality risk that is not ceded under these treaties.
On May 10, 2023, Fidelity Information Services (“FIS”) became a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. FIS received $1,728,981.51 in 2025, $2,019,422 in 2024, and $1,138,278 in 2023 from Prudential for services rendered. The principal business address of FIS is 601 Riverside Avenue, Jacksonville, Florida 32204.
Under a previous agreement, TransCentra, Inc. ("TransCentra") was a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $0 in 2025, $162,000 in 2024, and $345,904 in 2023, from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, Suite 245, Norcross, GA 30092. TransCentra no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Cyber Security, Artificial Intelligence and Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the internet and artificial intelligence (“AI”) to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional
1

events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Rapidly-evolving AI technologies are being leveraged by threat actors to make cyber-attacks more effective and efficient. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

In addition to the cyber security risks described above, the development, adoption and use of AI, including generative artificial intelligence (“Generative AI”), by us and by third parties on whom we rely may increase existing operational risks or create new operational risks that we are not currently anticipating. AI technologies offer potential benefits in areas such as customer service personalization and process automation, and we expect to use AI and Generative AI to help deliver products and services and support critical functions. We also expect third parties on whom we rely to do the same. There are significant risks involved in developing and deploying AI, and there can be no assurance that its use will enhance our products or services or be beneficial to our business, including our efficiency or profitability. The risk that AI and Generative AI may be misused is increased by the relative newness of the technology, the speed at which it is being adopted, and the lack of laws, regulations or standards governing its use. Such misuse could expose the Company to legal or regulatory risk, damage customer relationships or cause reputational harm. Further, our ability to continue to develop and efficiently deploy AI technologies depends on access to specific third-party equipment and other physical infrastructure, such as processing hardware and network capacity, the availability and pricing of which is difficult to control, especially in a highly competitive environment. Our competitors may also adopt AI or Generative AI more quickly or more effectively than we do, which could cause competitive harm. Because the Generative AI technology is so new, some of the potential risks of Generative AI are currently unknowable.

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Contract Owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value ("NAV") with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
2

Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Withdrawal Of Excess Cash Surrender Value
Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund Value. (A Table of Tabular Contract Fund Values is included in the Contract; the Values increase with each year the Contract remains in force.) However, because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. You may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to $15 of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life representative about how best to meet your needs.
When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed for a withdrawal.
Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life treats withdrawals as a return of premium.
Reports To Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative is an agent/broker who is a representative of a broker-dealer authorized to sell Contracts.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to Prudential to begin processing, which includes contacting the proposed insured to provide additional information online or over the phone.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell contracts, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.
3

To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
A list below provides the names of the firms (or their affiliated broker-dealers) that we are aware of (as of December 31, 2025) that received payment or accrued a payment amount with respect to variable product business during 2025. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2025 were $4.50 and $155,146,923.27, respectively.
Names of Firms:
&PARTNERS LLC, ACE DIVERSIFIED CAPITAL INC, ACP INVESTMENTS LLC, AEGIS CAPITAL CORPORATION, AGENCY SERVICES OF AR INC, AGP - ALLIANCE GLOBAL PARTNERS, ALLEN MOONEY & BARNES BROKERAGE SERVICES LLC, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN GLOBAL WEALTH MANAGEMENT INC, AMERICAN INDEPENDENT SECURITIES GROUP, LLC, AMERICAN TRUST INVESTMENT SERVICES INC, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT COMPANY LLC, AON CONSULTING INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARKADIOS CAPITAL LLC, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, ASCENSUS BROKER DEALER SERVICES LLC, ASHTON THOMAS SECURITIES LLC, AURORA INSURANCE SERVICES INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE AGENCY LLC, AVANTAX INVESTMENT SERVICES INC, AVISEN WEALTH MANAGEMENT INC, AW SECURITIES LLC DBA HANSON MCCLAIN RET, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BARNABAS CAPITAL INSURANCE AGENCY LLC, BCG SECURITIES INC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER AND COMPANY INSURANCE INC, BOK FINANCIAL SECURITIES INC, BRIGHTON SECURITIES CORP, BROOKLIGHT PLACE SECURITIES INC, BUCKMAN CAPITAL LLC, CABOT LODGE SECURITIES LLC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAPEFINANCIAL SECURITIES LLC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CETERA WEALTH SERVICES LLC, CFD INVESTMENTS INC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CHELSEA FINANCIAL SERVICES, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, COASTAL EQUITIES INSURANCE AGENCY, CONCORDE INSURANCE AGENCY INC, CONCOURSE FINANCIAL GROUP SECURITIES, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CREATIVEONE SECURITIES LLC, CSFG INSURANCE AGENCY INC, CUTTER & COMPANY BROKERAGE INC, D A DAVIDSON AND COMPANY INC, DAI SECURITIES, LLC, DELTA FINANCIAL INSURANCE BROKERAGE CORP, DEMPSEY LORD SMITH LLC, DFPG INVESTMENTS INC, DMK ADVISOR GROUP INC, EDUCATORS FINANCIAL SERVICES INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITABLE NETWORK LLC, EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXECUTIVE INS AGENCY INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL INDEPENDENCE GROUP, FINANCIAL TELESIS INC, FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST HORIZON ADVISORS INC, FIRST HORIZON INSURANCE SERVICES INC, FIRST LIBERTIES SECURITIES INC, FIRST PALLADIUM LLC, FORTRESS PRIVATE LEDGER LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FROST BROKERAGE SERVICES INC, G A REPPLE AND COMPANY, GENEOS WEALTH MANAGEMENT INC, GENERAL SECURITIES CORP, GIRARD INVESTMENT SERVICES LLC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GREAT POINT CAPITAL LLC, GROVE POINT INVESTMENTS LLC, GWN SECURITIES INC, H&R BLOCK FINANCIAL ADVISORS INC, HALLIDAY FINANCIAL LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HENNION AND WALSH WEALTH ADVISORS, HERBERT J SIMS CAPITAL MANAGEMENT, HIGHTOWER SECURITIES LLC, HILLTOP SECURITIES INC, HILLTOP SECURITIES INSURANCE AGENCY INC, HOOPOE CAPITAL MARKETS LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HSBC INSURANCE AGENCY USA INC, HSBC SECURITIES USA INC, HUNTER ASSOCIATES INVESTMENT MANAGEMENT LLC, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES, HWG INS AGENCY INC, IBN FINANCIAL SERVICES INC, IDB CAPITAL CORP, IFP INSURANCE GROUP LLC, IMS SECURITIES INC, INDEPENDENCE CAPITAL AGENCY, INDEPENDENT FINANCIAL GROUP INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTEGRITY ALLIANCE LLC, INTEGRITY CAPITAL LLC, INTERCAM SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY, INTERVEST INTERNATIONAL EQUITIES CORPORATION, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTMENT CENTER INC, INVESTMENT DISTRIBUTORS INC, INVESTMENT PLANNERS INC, INVESTMENT SALES CORP, INVICTA CAPITAL LLC, J ALDEN ASSOCIATES INC, J W COLE INSURANCE SERVICES INC , J.K. FINANCIAL SERVICES, INC., JANNEY MONTGOMERY SCOTT LLC, JEFFREY MATTHEWS FINANCIAL GROUP LLC, JOHNSTONE BROKERAGE SERVICES LLC, JP MORGAN SECURITIES LLC, JW COLE FINANCIAL INC, KCD FINANCIAL, KESTRA INVESTMENT SERVICES LLC, KEY INVESTMENT SERVICES LLC, KFG ENTERPRISES INC, KOVACK SECURITIES INC, L M KOHN & CO, LAIDLAW AND COMPANY UK LTD, LARSON FINANCIAL GROUP LLC, LARSON FINANCIAL SECURITIES LLC, LASALLE ST SECURITIES, L.L.C., LEBENTHAL FINANCIAL SERVICES INC, LEVEL FOUR FINANCIAL LLC, LFA LIMITED LIABILITY COMPANY, LIBRA INSURANCE PARTNERS LLC, LIFEMARK SECURITIES CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LION STREET FINANCIAL LLC, LOMBARD INTERNATIONAL AGENCY INC, LOMBARD INTERNATIONAL BROKERS INC, LPA INSURANCE AGENCY INC, LPL ENTERPRISE LLC, LPL FINANCIAL CORP, LPL INSURANCE ASSOCIATES INC, LSY INC. DBA AMERICAN INVESTORS COMPANY, M FINANCIAL SECURITIES MARKETING INC, M HOLDINGS SECURITES INC, M.S. HOWELLS & CO, MADISON AVENUE SECURITIES, MARINER INSURANCE RESOURCES LLC, MARSH INSURANCE & INVESTMENTS LLC, MB SCHOEN & ASSOCIATES
4

INC, MCDONALD PARTNERS LLC, MERCER HEALTH & BENEFITS ADMINISTRATION, MERRILL LYNCH LIFE AGCY INC, MID-CONTINENT SECURITIES LTD, MMA SECURITIES LLC, MML INS AGCY INC, MML INVESTORS SERVICES LLC, MODERN CAPITAL SECURITIES INC, MOLONEY SECURITIES CO INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MSC OF TX INC, MUTUAL OF OMAHA MARKETING CORP, MUTUAL SECURITIES INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONS FINANCIAL GROUP INC, NEW PENFACS INS AGENCY INC, NEWBRIDGE SECURITIES CORPORATION, NEXT FINANCIAL GROUP, NEXT FINANCIAL INSURANCE SERVICES, NFP INSURANCE SVCS. INC, NI ADVISORS INC, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVESTMENT SERVICES, NPA INSURANCE AGENCY INC, NY LIFE SECURITIES, NYLIFE INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OAK RIDGE FINANCIAL SERVICES GROUP THE, OAKWOOD CAPITAL SECURITIES INC, OBERLIN FINANCIAL INTERNATIONAL LLC, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, OSAIC FA INC, OSAIC FS INC, OSAIC INSTITUTIONS INC, OSAIC WEALTH INC, PACKERLAND BROKERAGE SERVICES, INC., PARK AVENUE SECURITIES, PARKLAND SECURITIES, LLC, PEAK BROKERAGE SERVICES LLC, PENSIONMARK SECURITIES LLC, PHX FINANCIAL INC, PINNACLE INVESTMENTS LLC, PJ ROBB VARIABLE CORP, PLANMEMBER SECURITIES CORP, PLUS AGENCY LLC, PREFERRED MARKETING SERVICES INC, PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PROSPERA LIFE & ANNUITY SERVICES INC, PROVENANCE INSURANCE SERVICES LLC, PRUDENTIAL DIRECT INC, PURSHE KAPLAN STERLING INS, PWA SECURITIES LLC, RADCLIFFE, ELLEN, PATRICIA, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES FINANCIAL SERVICES, INC, RAYMOND JAMES INSURANCE GROUP INC, RBC CAPITAL MARKETS CORP, REGULUS FINANCIAL GROUP LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROBERT W BAIRD & CO INC, ROCKEFELLER CAPITAL MGMT INS SVS, S B H U LIFE AGENCY INC, SAN BLAS SECURITIES LLC, SANCTUARY SECURITIES INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SBS INSURANCE AGENCY OF LA INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SIGNATURE ESTATE SECURITIES LLC, SII INVESTMENTS IN, SMITH MOORE AND CO, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL LLC, SOUTH COAST ASSURANCE COMPANY, SPIRE INSURANCE AGENCY LLC, ST BERNARD FINANCIAL SERVICES INC, STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STERN CAPITAL DE, STEWARD PARTNERS INVESTMENT SOLUTIONS LLC, STIFEL INDEPENDENT ADVISORS LLC, STIFEL NICHOLAUS & CO INC, STIFEL NICOLAUS INSURANCE AGENCY, INC., STONEX SECURITIES INC, SUMMIT BROKERAGE SERVICES, INC, SUPREME ALLIANCE LLC, SYNDICATED CAPITAL INC, SYNOVUS SECURITIES INC, TBS AGENCY INC, TBS AGENCY OF TEXAS INC, THE LEADERS GROUP INC , THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS, TRUIST INVESTMENT SERVICES INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, U.S. BANCORP ADVISORS LLC, UBS FINANCIAL SERVICES, UBS FINANCIAL SERVICES INSURANCE, UMB INSURANCE INC, UNITED BROKERAGE SERVICES INC, UNITED PLANNERS FINANCIAL SERVICES OF AM, UPFSA INSURANCE AGENCY OF AZ, INC., US BANCORP INSURANCE SERVICES LLC, USA FINANCIAL SECURITIES LLC, VALLEY FINANCIAL MANAGEMENT INC, VALMARK SECURITES INC, VANDERBILT SECURITIES LLC, VARIABLE CONTRACT AGENCY LLC, VOYA FINANCIAL ADVISORS INC, WEH INSURANCE AGENCY INC, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL NETWORK LLC, WELLS FARGO ADVISORS INS. AGENCY, WELLS FARGO ADVISORS INSURANCE AGENCY, WELLS FARGO ADVISORS LLC, WENTWORTH FINANCIAL PARTNERS LLC, WESTERN INTERNATIONAL SECURITIES INC, WINTRUST INVESTMENTS LLC, WJ LYNCH INS AGENCY, WORLD EQUITY GROUP, WORLD FINANCIAL GROUP INS AGCY INC, WORLD FINANCIAL GRP INS AGENCY OF MA INC, WORLD INVESTMENTS LLC, XML SECURITIES LLC
Your registered representative can provide you with more information about the compensation arrangements that apply to your Contract.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 and the financial statements of each of the subaccounts of Pruco Life PRUvider Variable Appreciable Account as of the dates presented and for each of the periods indicated therein incorporated in this statement of additional information by reference to the filed Form N-VPFS dated April 7, 2026 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this statement of additional information have been examined by Brian Peterfreund, FSA, MAAA, Vice President and Actuary of Prudential.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.
The financial statements of the Pruco Life PRUvider Variable Appreciable Account and of Pruco Life Insurance Company are hereby incorporated by reference to Form N-VPFS dated April 7, 2026.
5

OTHER INFORMATION

Item 30. Exhibits

Exhibit Number Description Of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life PRUvider Variable Appreciable Account. (Note 12)

(b)	Custodian Agreements:
Not applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 11)
(ii)	Form of Agreement between Pruco Securities Corporation and independent brokers with respect to the sale of the Contracts. (Note 12)

(d)	Contracts:
(i)	PRUvider Variable Appreciable Life Insurance Contract VAL-DR-105. (Note 12)
(ii)	Rider for Insured's Payment of Premium Benefit VL 100A. (Note 12)
(iii)	Rider for Insured's Accidental Death and Dismemberment Benefit VL 220A. (Note 12)
(iv)	Rider for Option to Purchase Additional Insurance on Life of Insured VL 140A. (Note 12)
(v)	Rider for Level Term Insurance Benefit on Dependent Children VL 182A. (Note 12)
(vi)	Rider for Level Term Insurance Benefit on Dependent Children - from Term Conversions VL 184A. (Note 12)
(vii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change VL 185A. (Note 12)
(viii)	Rider for Term Insurance Benefit on Life of Insured - Decreasing Amount VL 130A. (Note 12)
(ix)	Rider for Term Insurance Benefit on Life of Insured Spouse - Decreasing Amount VL 181A. (Note 12)
(x)	Rider for Settlement Options to Provide Acceleration of Death Benefits ORD 87241-90-P. (Note 10)

(e)	Applications:
(i)	Application Form ORD 96200-96. (Note 12)
(ii)	Supplement to the Application for for PRUvider Variable Appreciable Life Insurance Contract ORD 86218--90. (Note 12)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 2)

(g)	Reinsurance Contracts:
(i)	Agreement between Pruco Life Insurance Company ("Pruco Life") and Prudential. (Note 3)
(ii)	Amendments (1-13) to the Agreement between Pruco Life and Prudential. (Note 4)

(h)	Participation Agreements:
(i)	Participation Agreement between Pruco Life and The Prudential Series Fund. (Note 5)
(ii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life and The Prudential Series Fund. (Note 6)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)

(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 8)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 9)

(j)	Other Material Contracts:
Not applicable.

(k)	Legal Opinion:
Opinion and Consent of Christopher J. Madin, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion:
Not applicable.

(m)	Calculation:
Not applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: Reshma V. Abraham, Markus Coombs, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, Salene Hitchcock-Gear. (Note 1)

(o)	Omitted Financial Statements:
Not applicable.

(p)	Initial Capital Agreements:
Not applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(r)	Form of Initial Summary Prospectuses:
Not applicable.

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(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Form N-6 Registration No. 333-158634, filed April 20, 2009, on behalf of the Pruco Life Variable Universal Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-109284, filed April 20, 2006, on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-158634, filed April 15, 2013, on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 40 to Form N-6, Registration No. 333-112808, filed April 6, 2018, on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-215544, filed June 16, 2017, on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6, Registration No. 333-158634, filed April 12, 2011, on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-158634, filed February 6, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6, Registration No. 333-158634, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.

(Note 11)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-158634, filed April 14, 2010, on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed April 22, 2021, on behalf of the Pruco Life Pruvider Variable Appreciable Account.

Item 31. Directors and Officers of Pruco Life Insurance Company (Depositor)

The directors and officers of Pruco Life Insurance Company ("Pruco Life"), listed with their principal occupations, are shown below.

Name and Principal Business Address	Position and Offices with Pruco Life
RESHMA V. ABRAHAM (Note 2)	Director and Vice President
MARKUS COOMBS (Note 2)	Vice President, Director, Chief Financial Officer, and Chief Accounting Officer
ALAN M. FINKELSTEIN (Note 3)	Director and Treasurer
KELLY FLORIO (Note 3)	Anti-Money Laundering Officer
SCOTT E. GAUL (Note 4)	Director, President, and Chief Executive Officer
BRADLEY O. HARRIS (Note 2)	Director
SALENE HITCHCOCK-GEAR (Note 2)	Director
DANIEL MCNULTY (Note 1)	Chief Compliance Officer
SCOTT G. PELKOLA (Note 5)	Chief Investment Officer and Vice President
MATTHEW H. SILVER (Note 2)	Chief Actuary and Senior Vice President
JORDAN K. THOMSEN (Note 2)	Vice President and Corporate Counsel
AMY M. WOLTMAN (Note 3)	Vice President, Chief Legal Officer, and Secretary

(Note 1) 600 Office Center Drive, Fort Washington, PA 19034
(Note 2) 213 Washington Street, Newark, NJ 07102
(Note 3) 751 Broad Street, Newark, NJ 07102
(Note 4) 1 Corporate Drive, Shelton, CT 06484
(Note 5) 655 Broad Street, Newark, NJ 07102

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life Insurance Company, a life insurance company organized under the laws of Arizona, is a direct wholly owned subsidiary of The Prudential Insurance Company of America and an indirect wholly owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 33. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco Life"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 20, 2009, as exhibit Item 26. (f)(ii) to Form N-6 of Registration No. 333-158634 on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a) Other Activity:
Pruco Securities, LLC ("Pruco Securities"), an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Separate Account VL I of Talcott Resolution Life Insurance Company
•Separate Account VL II of Talcott Resolution Life Insurance Company
•Separate Account One of Talcott Resolution Life Insurance Company
•Separate Account Five of Talcott Resolution Life Insurance Company
•Separate Account VL I of Talcott Resolution Life & Annuity Insurance Company
•Separate Account VL II of Talcott Resolution Life & Annuity Insurance Company
•Separate Account Five of Talcott Resolution Life & Annuity Insurance Company
•Union Security Insurance Company Variable Account C

The Contract is sold by registered representatives of broker-dealers who are also authorized by state insurance departments to do so.

(b) Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Susan B. Agnew (Note 1)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Scott E. Depew (Note 1)	Manager
Dexter M. Feliciano (Note 1)	Manager and President
Anthony M. Fontano (Note 1)	Vice President and Manager
Jennifer H. Gascho (Note 2)	Assistant Controller
Patrick L. Hynes (Note 1)	Manager and Chairman

Tiffany Khan (Note 2)	Anti-Money Laundering Officer
Victor Kong (Note 2)	Assistant Controller
Shane T. McGrath (Note 3)	Chief Compliance Officer
Juzer Mohammedshah (Note 1)	Treasurer
Janette M. Niland (Note 2)	Assistant Treasurer
Maggie Palen (Note 2)	Assistant Secretary
Robert P. Smit (Note 2)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer, and Principal Operations Officer
Jordan K. Thomsen (Note 1)	Assistant Secretary and Chief Legal Officer
Dianne Trinkle (Note 2)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 1 Corporate Drive, Shelton CT 06484

(c) Compensation From the Registrant:

Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under a strategic relationship with an unaffiliated broker-dealer, Pruco Securities receives a portion of compensation with respect to sales of its variable life insurance products. Pruco Securities retained compensation of $0 in 2025, 4,278,834 in 2024, and $4,084,003 in 2023.
The sum of the chart below is $425,244,693,  which represents Pruco Securities’ total 2025 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commission**	Other Compensation
Pruco Securities	$133,182	$0	$425,111,512	$0
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Item 35. Location of Accounts and Records

Provided in most recent report on Form N-CEN.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 7th day of April, 2026.

Pruco Life PRUviderSM Variable Appreciable Account
(Registrant)
By: Pruco Life Insurance Company
(Depositor)
By: /s/ * Scott E. Gaul Director, President, and Chief Executive Officer

Pruco Life Insurance Company
(Depositor)

By: /s/ * Scott E. Gaul Director, President, and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 7th day of April, 2026.

Signature and Title

/s/ *
Reshma V. Abraham
Director and Vice President

/s/ *
Markus Coombs
Director, Vice President, Chief Financial Officer, and Chief Accounting Officer

/s/ *
Alan M. Finkelstein
Director and Treasurer
	By:	/s/ Christopher J. Madin
/s/ *		Christopher J. Madin
Scott E. Gaul		(Attorney-in-Fact)
Director, President, and Chief Executive Officer

/s/ *
Bradley O. Harris
Director

/s/ *
Salene Hitchcock-Gear
Director

*Executed by Christopher J. Madin on behalf of those indicated pursuant to Power of Attorney.